EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------


      KNOW ALL MEN BY THESE PRESENTS, that I, John W. Bachmann, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Gerald L. Gitner, Michael J. Palumbo and Kathleen
A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution for me in my name, place and stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-4 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of its Exchange Notes issuable in exchange for the Company's 11 3/4% Senior Secured Notes due 2003, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments (including post effective amendments) and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of June, 1998.



                                          /s/ John W. Bachmann
                                          --------------------
                                          John W. Bachmann





                               POWER OF ATTORNEY
                               -----------------

      KNOW ALL MEN BY THESE PRESENTS, that I, William F. Compton, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Gerald L. Gitner, Michael J. Palumbo and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution for me in my name, place and stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-4 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of its Exchange Notes issuable in exchange for the Company's 11 3/4% Senior Secured Notes due 2003, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments (including post effective amendments) and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have hereunto set my hand this 8 day of June, 1998.

                                          /s/ William F. Compton
                                          ----------------------
                                          William F. Compton



                               POWER OF ATTORNEY
                               -----------------

      KNOW ALL MEN BY THESE PRESENTS, that I, Eugene P. Conese, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Gerald L. Gitner, Michael J. Palumbo and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution for me in my name, place and stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-4 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of its Exchange Notes issuable in exchange for the Company's 11 3/4% Senior Secured Notes due 2003, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments (including post effective amendments) and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have hereunto set my hand this 9 day of June, 1998.

                                          /s/ Eugene P. Conese
                                          --------------------
                                          Eugene P. Conese





                               POWER OF ATTORNEY
                               -----------------

      KNOW ALL MEN BY THESE PRESENTS, that I, Sherry L. Cooper, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Gerald L. Gitner, Michael J. Palumbo and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution for me in my name, place and stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-4 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of its Exchange Notes issuable in exchange for the Company's 11 3/4% Senior Secured Notes due 2003, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments (including post effective amendments) and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have hereunto set my hand this 16 day of June, 1998.

                                          /s/ Sherry L. Cooper
                                          --------------------
                                          Sherry L. Cooper




                               POWER OF ATTORNEY
                               -----------------

      KNOW ALL MEN BY THESE PRESENTS, that I, Edgar M. House, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Gerald L. Gitner, Michael J. Palumbo and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution for me in my name, place and stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-4 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of its Exchange Notes issuable in exchange for the Company's 11 3/4% Senior Secured Notes due 2003, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments (including post effective amendments) and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have hereunto set my hand this 5 day of June, 1998.

                                          /s/ Edgar M. House
                                          ------------------
                                          Edgar M. House

/



                               POWER OF ATTORNEY
                               -----------------

      KNOW ALL MEN BY THESE PRESENTS, that I, Thomas H. Jacobsen, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Gerald L. Gitner, Michael J. Palumbo and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution for me in my name, place and stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-4 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of its Exchange Notes issuable in exchange for the Company's 11 3/4% Senior Secured Notes due 2003, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments (including post effective amendments) and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of June, 1998.

                                          /s/ Thomas H. Jacobsen
                                          ----------------------
                                          Thomas H. Jacobsen


/


                               POWER OF ATTORNEY
                               -----------------

      KNOW ALL MEN BY THESE PRESENTS, that I, Myron Kaplan, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Gerald L. Gitner, Michael J. Palumbo and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution for me in my name, place and stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-4 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of its Exchange Notes issuable in exchange for the Company's 11 3/4% Senior Secured Notes due 2003, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments (including post effective amendments) and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of June, 1998.


                                          /s/ Myron Kaplan
                                          ----------------
                                          Myron Kaplan





                               POWER OF ATTORNEY
                               -----------------

      KNOW ALL MEN BY THESE PRESENTS, that I, Merrill A. McPeak, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Gerald L. Gitner, Michael J. Palumbo and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution for me in my name, place and stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-4 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of its Exchange Notes issuable in exchange for the Company's 11 3/4% Senior Secured Notes due 2003, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments (including post effective amendments) and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have hereunto set my hand this 6 day of June, 1998.


                                          /s/ Merrill A. McPeak
                                          ---------------------
                                          Merrill A. McPeak




                               POWER OF ATTORNEY
                               -----------------

      KNOW ALL MEN BY THESE PRESENTS, that I, Thomas F. Meagher, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Gerald L. Gitner, Michael J. Palumbo and Kathleen
A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution for me in my name, place and stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-4 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of its Exchange Notes issuable in exchange for the Company's 11 3/4% Senior Secured Notes due 2003, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments (including post effective amendments) and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of June, 1998.

                                          /s/ Thomas F. Meagher
                                          ---------------------
                                          Thomas F. Meagher






                               POWER OF ATTORNEY
                               -----------------

      KNOW ALL MEN BY THESE PRESENTS, that I, Brent S. Miller, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Gerald L. Gitner, Michael J. Palumbo and Kathleen
A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution for me in my name, place and stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-4 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of its Exchange Notes issuable in exchange for the Company's 11 3/4% Senior Secured Notes due 2003, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments (including post effective amendments) and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of June, 1998.

                                          /s/ Brent S. Miller
                                          -------------------
                                          Brent S. Miller




                               POWER OF ATTORNEY
                               -----------------

      KNOW ALL MEN BY THESE PRESENTS, that I, William O'Driscoll, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Gerald L. Gitner, Michael J. Palumbo and Kathleen
A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution for me in my name, place and stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-4 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of its Exchange Notes issuable in exchange for the Company's 11 3/4% Senior Secured Notes due 2003, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments (including post effective amendments) and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have hereunto set my hand this 8 day of June, 1998.

                                          /s/ William O'Driscoll
                                          ----------------------
                                          William O'Driscoll




                               POWER OF ATTORNEY
                               -----------------

      KNOW ALL MEN BY THESE PRESENTS, that I, G. Joseph Reddington, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Gerald L. Gitner, Michael J. Palumbo and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution for me in my name, place and stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-
4 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of its Exchange Notes issuable in exchange for the Company's 11 3/4% Senior Secured Notes due 2003, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments (including post effective amendments) and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of June, 1998.


                                          /s/ G. Joseph Reddington
                                          ------------------------
                                          G. Joseph Reddington




                               POWER OF ATTORNEY
                               -----------------

      KNOW ALL MEN BY THESE PRESENTS, that I, Blanche M. Touhill, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Gerald L. Gitner, Michael J. Palumbo and Kathleen
A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution for me in my name, place and stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-4 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of its Exchange Notes issuable in exchange for the Company's 11 3/4% Senior Secured Notes due 2003, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments (including post effective amendments) and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have hereunto set my hand this 5 day of June, 1998.

                                          /s/ Blanche M. Touhill
                                          ----------------------
                                          Blanche M. Touhill